SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                          EXCHANGE ACT OF 1934 (AMENDMENT NO. __ )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only
[x   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Section 240.14a-11(c)
       or Section 240.14a-12


                           Citizens First Corporation
                   (Name of Registrant as Specified In Its Charter)


Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)      Title of each class of securities to which transaction applies:
        (2)      Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        (4)      Proposed maximum aggregate value of transaction:
        (5)      Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                         CITIZENS FIRST CORPORATION
                               1805 CAMPBELL LANE
                          BOWLING GREEN, KENTUCKY 42104


                  NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON THURSDAY, APRIL 19, 2001


         The 2001 Annual Meeting of Shareholders of Citizens First Corporation (the "Company") will be held at the Carroll Knicely Institute for Economic Development and Public Service-South Campus, 2355 Nashville Road, Bowling Green, Kentucky, on Thursday, April 19, 2001 at 5:00 p.m., local time, for the following purposes:

         (1) to vote upon a proposed amendment to the Company's articles of incorporation to increase the number of shares of authorized common stock of the Company;

(2) to elect three directors of the Company for three year terms ending in 2004 and until their successors are elected and qualify;

(3) to consider and act upon a proposal to ratify the appointment of Baird, Kurtz & Dobson as the Company's independent public accountants for 2001; and

(4) to transact such other business as may properly come before the meeting or any adjournments thereof.

         Please consult the accompanying Proxy Statement for further information concerning the annual meeting, the amendment to the articles of incorporation, the election of directors and other matters.

         March 6, 2001 is the record date for the determination of shareholders entitled to notice of, and to vote at, the annual meeting. Accordingly, only shareholders of record at the close of business on that date are entitled to vote at the meeting or any adjournments thereof.

         You are cordially invited to attend the annual meeting in person. If you cannot, please sign and date the accompanying form of proxy and return it promptly in the return envelope enclosed for your use. No postage is required if the envelope is mailed in the United States.

                       By Order of the Board of Directors


                                                     JAMES H. LUCAS, Secretary
March 16, 2001

                           CITIZENS FIRST CORPORATION
                               1805 CAMPBELL LANE
                          BOWLING GREEN, KENTUCKY 42104

                                 PROXY STATEMENT


                     Solicitation And Revocation Of Proxies

         The Board of Directors of Citizens First Corporation (the "Company") is soliciting proxies to be voted at the 2001 Annual Meeting of Shareholders of the Company to be held on Thursday, April 19, 2001, at 5:00 p.m., local time, at the Carroll Knicely Institute for Economic Development and Public Service-South Campus, 2355 Nashville Road, Bowling Green, Kentucky, and at any adjournments thereof (the "Meeting").

         If the accompanying form of proxy is properly signed and returned prior to the Meeting, the shares it represents will be voted at the Meeting in accordance with the directions, if any, noted thereon. If no contrary directions are given, they will be voted [i] for the proposed amendment to the Company's articles of incorporation to increase the number of shares of authorized common stock to 2,000,000 shares, [ii] in the election of directors as described in this proxy statement, [iii] for the proposal to ratify the appointment of the Company's independent public accountants for 2001, and [iv] on any other matters that may come before the Meeting. Any shareholder giving a proxy may revoke it at any time before the shares it represents are voted by giving written notice of such revocation to the Secretary of the Company at the address shown above.

         The accompanying form of proxy may not be used [i] to authorize shares to be voted by anyone other than the persons named therein or substitutes appointed by the Board of Directors or [ii] to vote in the election of directors with respect to nominees other than those named herein or substitutes appointed by the Board of Directors.

         This proxy statement and the accompanying form of proxy are being first released to shareholders on or about March 16, 2001.


                                    IMPORTANT

Shareholders can help the Company avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed proxy. Please mark, date, sign and return the enclosed proxy in order that the necessary quorum may be represented at the meeting. The enclosed envelope requires no postage if mailed in the United States.

                              Voting at the Meeting

         Only shareholders of record of the Company's Common Stock at the close of business on March 6, 2001 (the "Record Date"), are entitled to notice of, and to vote in person or by duly authorized proxy at, the Meeting. On the Record Date, there were 643,053 shares of the Common Stock outstanding and entitled to vote. Each such share is entitled to one vote on all matters that may come before the Meeting other than the election of directors. In the election of directors, a shareholder is entitled by Kentucky law to exercise "cumulative" voting rights; that is, the shareholder is entitled to cast as many votes as equals the number of shares owned by the shareholder multiplied by the number of directors to be elected and may cast all such votes for a single director nominee or distribute them among the nominees in any manner the shareholder may see fit. Proxies received may be voted cumulatively. See "Discretionary Authority in Election of Directors," below.

         Under Kentucky law, abstentions and broker non-votes on any matter are not counted in determining the number of votes required for election of a director or passage of any other matter submitted to shareholders. Abstentions and broker non-votes are counted for purposes of determining the existence of a quorum.


         Security Ownership of Certain Beneficial Owners and Management

         The following table reflects certain information regarding the beneficial ownership of the Company's Common Stock held as of the Record Date by [i] each director and executive officer of the Company and [ii] by the directors and the executive officers of the Company as a group. Unless otherwise indicated, the Company believes that each person named or included below has sole voting and investment power with respect to the Common Stock attributed to such person.

                                     Number of              Percent of
             Shareholder              Shares                  Class

Jerry E. Baker .................      16,000                  2.49%
Billy J. Bell ..................      14,000(1)               2.18
Barry D. Bray ..................       9,000(2)               1.40
Mary D. Cohron .................      15,000                  2.33
Tommy W. Cole ..................       5,000                  0.78
Floyd H. Ellis .................      15,000                  2.33
James H. Lucas .................      10,430                  1.62
Joe B. Natcher, Jr .............       6,700(3)               1.04
John T. Perkins ................      10,000(4)               1.56
Bill Wright ....................         500(5)               0.08

Directors and Executive Officers As a
Group (10 persons)                   101,630                 15.80%
-------------
(1) Includes 3,570 shares held in an individual retirement account for the benefit of Mr. Bell.
(2) Includes 7,000 shares held in an individual retirement account for the benefit of Mr. Bray and 1,000 shares held by Mr. Bray's wife.
(3)      Shares are jointly owned with Mr. Natcher's wife.
(4) Includes 6,667 shares held in an individual retirement account for the benefit of Mr.Perkins and 3,333 shares held in an individual retirement account for the benefit of Mr. Perkins' wife.
(5)      Held in an individual retirement account for the benefit of Mr. Wright.


          Proposed Amendment to the Company's Articles of Incorporation

         The Company's Board of Directors proposes an amendment to Article IV of the Company's articles of incorporation to increase the number of authorized shares of Common Stock of the Company from 1,000,000 shares of Common Stock, no par value, to 2,000,000 shares of Common Stock, no par value.

         The additional Common Stock to be authorized by adoption of the amendment would have rights identical to our currently outstanding Common Stock. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of the holders of our Common Stock, except for effects incidental to increasing the number of shares of our Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of our Common Stock. If the amendment is adopted, it will become effective upon filing of articles of amendment of our articles of incorporation with the Secretary of State of the Commonwealth of Kentucky.

         Although at present the Board of Directors has no plans to issue the additional shares of Common Stock, it desires to have the shares available to provide the Company additional flexibility for business and financial purposes in the future. The additional shares may be used, without further stockholder approval, for various purposes including, without limitation, raising capital, providing equity incentives to employees, directors or consultants, and expanding our business or product lines through the acquisition of other entities.

         We could also use the additional shares of Common Stock that would become available for issuance if this proposal were adopted to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board of Directors. Although this proposal to increase the authorized Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt, nor is the Board currently aware of any such attempts directed at the Company, stockholders should be aware that approval of this proposal could facilitate future efforts by us to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

         The affirmative vote of the holders of a majority of the votes cast at the Meeting will be required to approve this amendment to our articles of incorporation.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

                              Election of Directors

         The Board is divided into three classes, each consisting as nearly as possible of one third of the total number of directors. Presently, the Board has nine members, each class consisting of three directors. At the Meeting, three directors will be elected to serve for three-year terms ending in 2004 and until their respective successors are elected and qualify.

         Unless a proxy is marked to give a different direction, the shares it represents will be voted to elect the three persons named in the following table, subject to the matters described in "Discretionary Authority In Election of Directors," below. All of the nominees were elected at the 2000 Annual Meeting of Shareholders. All of the nominees have agreed to serve if elected. If there are more nominees at the Meeting than there are directorships, the nominees receiving the highest number of votes will be elected to the available directorships.




                                           Director
                                            Of the
        Name, Age, and Present              Company                  Principal Occupation(s) or Employment(s)
     Position(s) with the Company            Since                        During Past Five or More Years

Nominees for Election at the Meeting

Billy J. Bell (67)                                      Co-owner and Secretary/Treasurer, Mid-South Feeds, Inc. (feed
Director                                     1998       manufacturer)

James H. Lucas (68)                                     Of Counsel (and formerly partner) English, Lucas, Priest & Owsley
Director; Secretary to the Board of          1998       (law firm)
Directors

Joe B. Natcher, Jr. (43)                     1998       President and Chief Executive Officer, Southern Foods, Inc. (food
Director                                                service distributor)

Other Directors
                                             1999       Vice President and Chief Credit Officer of the Company and the
Barry D. Bray (54)                                      Bank since January 1999 and February 1999, respectively;
Director; Vice President and Chief                      previously, Executive Vice President and Chief Credit Officer of
Credit Officer                                          Trans Financial Bank from 1982 through 1998
Tommy W. Cole (45)                           1999       Vice President of Strategic Development, Houchens Industries;
Director                                                previously, Manager for Private Banking, Trans Financial Bank,
                                                        from 1995 to November 1999

John T. Perkins (58)                         1998       Vice President and Chief Operating Officer of the Company and the
Director; Chief Operating Officer                       Bank since August 1998 and February 1999, respectively;
                                                        previously, Bank Consultant from April 1995 to July 1998 and
                                                        Chief Operating Officer, Trans Financial Bank, from July 1973 to
                                                        April 1995

Jerry D. Baker (69)                          1998       Chairman of the Board of Directors, Airgas Mid-America, Inc.
Director                                                (industrial gas and welding equipment)

Mary D. Cohron (53)                          1998       President and Chief Executive Officer of the Company and the Bank
Director; President and Chief                           since August 1998 and February 1999, respectively; previously,
Executive Officer                                       Board Team Development Services Provider for Kentucky School
                                                        Boards Association and Strategic Planning and Business Consultant

Floyd H. Ellis (74)                          1998       Retired President and Chief Executive Officer, Warren Rural
Chairman of the Board of Directors                      Electric Cooperative Corporation


         Twelve meetings of the Board of Directors were held during 2000. The Board of Directors has delegated certain functions to standing committees of the Board. With the exception of Mr. Cole, all directors attended 75% or more of the combined total of the meetings of the Board of Directors and of all committees on which they served.




         The Audit Committee's prescribed functions are [i] to recommend to the Board of Directors the accounting firm to be selected as the independent auditors for the Company and its subsidiary and [ii] to act on behalf of the Board in meeting with the independent auditors and the appropriate corporate officers to review matters relating to corporate financial reporting and accounting procedures and policies, the adequacy of financial, accounting and operating controls, and the scope of the respective audits of the independent auditors and any internal auditor of the Company. In addition, the Audit Committee is responsible for reviewing and reporting the results of each audit and making recommendations it may have to the Board with respect to financial reporting and accounting practices, policies, controls and safeguards. The Audit Committee has not adopted a written charter but expects to do so within the following twelve months. The Audit Committee held two meetings during 2000. The members of the Audit Committee for 2000 were Messrs. Baker, Bell, Ellis, Lucas and Natcher. All members of our Audit Committee are independent directors (as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards).

         The Compensation Committee establishes the compensation arrangements for executive officers of the Company. The Compensation Committee held one meeting during 2000. The members of the Compensation Committee during 2000 were Messrs. Baker, Bell, Lucas and Ellis.

         The Company has not established a standing nominating committee or committee performing similar functions.

                Discretionary Authority In Election of Directors

         The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve as a director. If any nominee should become unavailable before the Meeting, the persons named in the accompanying form of proxy, or their substitutes, reserve the right to vote for a substitute nominee selected by the Board of Directors. In addition, if any shareholder or shareholders shall vote shares cumulatively or otherwise for the election of a director or directors other than the nominees named above, or substitute nominees, or for less than all of them, the persons named in the accompanying form of proxy, or their substitutes, reserve the right to vote cumulatively for some number less than all of the nominees named above or any substitute nominees, and for such of the persons nominated as they may choose.

                               Executive Officers

         In addition to Ms. Cohron, Mr. Perkins and Mr. Bray, the Company's other executive officer is Bill D. Wright. Mr. Wright is 41 years old, has served as Chief Financial Officer and Treasurer since May 15, 2000 and previously served as Assistant Controller/Assistant Treasurer of Trans Financial, Inc. Mr. Wright succeeded Gregg A. Hall as Chief Financial Officer who served from January 1, 1999 until May 15, 2000. Mr. Hall previously served as Internal Auditor and Senior Vice President of Trans Financial, Inc.


                             Executive Compensation

         The following table provides certain summary information concerning compensation paid or accrued by the Company and its subsidiary to or on behalf of the Company's President and Chief Executive Officer for the fiscal years ended December 31, 2000, 1999 and 1998. Disclosure for the remaining executive officers is not required because none had annual salary and bonus that exceeded $100,000.


                           Summary Compensation Table

Name and Principal Positions               Year       Salary       All Other
                                                                 Compensation(1)

Mary D. Cohron, President and Chief         2000      $96,437          $ 5,593
Executive Officer                           1999      $96,895          $ 3,491
                                            1998      $34,615          $   354

-------------------------
(1) Other compensation for 2000 includes: (a) the Company's match of up to 3% of the officer's salary under the Savings Incentive Match Plan for Employees ($2,893); (b) the cost of life insurance premiums paid by the Company on behalf of the officer for coverage equal to annual salary
     ($365); and (c) the portion of the cost of health insurance coverage for such officer that is paid by the Company ($2,335). All full-time employees of the Company receive similar benefits from the Company.

         Our directors do not receive compensation for attending Board or Board committee meetings.

         Certain Transactions Involving Directors and Executive Officers

         Through the Company's wholly-owned subsidiary, Citizens First Bank, the Company has had and expects in the future to have banking transactions in the ordinary course of business with directors and executive officers of the Company and their associates. All loans to such persons or their associates have been on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others, and have not involved more than normal risk of collectibility or other unfavorable features.







                             Audit Committee Report

         The Audit Committee has reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2000 with management. The Committee has also reviewed and discussed with Baird, Kurtz & Dobson, the Company's independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards), as modified and supplemented, relating to the conduct, scope and results of the audit, has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as modified and supplemented, and has discussed with the independent accountants the independent accountant's independence. Based upon such review and discussions, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements of the Company be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Board and the Audit Committee have also recommended, subject to shareholder approval, the selection of our independent accountants.

                                                             Jerry D. Baker
                                                             Billy J. Bell
                                                             Floyd H. Ellis
                                                             James H. Lucas
                                                             Joe B. Natcher, Jr.

          Ratification of Appointment of Independent Public Accountants

         The Board of Directors, upon recommendation of its Audit Committee composed of non-management directors, has appointed Baird, Kurtz & Dobson as independent accountants of the Company with respect to its operations for the year 2001, subject to ratification by the holders of the Company's Common Stock. In taking this action, the members of the Board of Directors and the Audit Committee considered carefully Baird, Kurtz & Dobson's performance for the Company in that capacity since its original retention in 2000, its independence with respect to the services to be performed and its general reputation for adherence to professional auditing standards. Representatives of the firm will be present at the Meeting to make a statement if they desire to do so and to answer appropriate questions that may be asked by shareholders.

         Although our Bylaws do not require shareholders to approve our independent accountants, there will be presented at the Meeting a proposal for the ratification of this appointment, which the Board of Directors believes is advisable and in the best interests of the shareholders. If the appointment of Baird, Kurtz & Dobson is not ratified, the matter of the appointment of independent public accountants will be considered by the Board of Directors.

         To ratify the selection of Baird, Kurtz & Dobson, the holders of a majority of the votes cast at the Meeting must vote in favor of the proposal.

         During the fiscal year ended December 31, 2000, the aggregate fees billed by Baird, Kurtz & Dobson for the audit of our financial statements for such fiscal year and for the reviews of our interim financial statements was $33,828.

         During the fiscal year ended December 31, 2000, there were no fees billed by Baird, Kurtz & Dobson for information technology consulting fees.

         During the fiscal year ended December 31, 2000, there were no fees billed by Baird, Kurtz & Dobson for professional services other than audit fees.

         The Audit Committee has determined the rendering of all other non-audit services by Baird, Kurtz & Dobson is compatable with maintaining the auditor's independence.

         During the fiscal year ended December 31, 2000, none of the total hours expended on our financial audit by Baird, Kurtz & Dobson were provided by persons other than Baird, Kurtz & Dobson's full-time permanent employees.

         On September 2, 1999, the Board of Directors dismissed KPMG LLP as its independent accountants. This decision was communicated to KPMG LLP on September 9, 1999. During the audits of the Company's two most recent fiscal years and through the interim period ended September 9, 1999, the reports of KPMG LLP on the financial statements of the Company as of and for the years ended December 31, 1998 and 1997 contained no adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles and there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to their satisfaction would have caused KPMG LLP to make reference in connection with their opinion to the subject matter of the disagreement.


                                  Other Matters

         The Company did not receive notice of any other matters requiring a vote of shareholders to be brought before the Meeting, and the Company does not expect any such other matters to arise. If, however, any such other matters are presented, the persons named in the accompanying form of proxy or their substitutes will vote thereon according to their judgment of the best interests of the Company.





                            Proposals by Shareholders

         Any proposal that a shareholder may desire to be included in the Board of Directors' proxy statement and form of proxy for presentation at the 2002 Annual Meeting of Shareholders must be received by the Company not later than November 20, 2001. All such proposals should be sent to: the Secretary of the Company at 1805 Campbell Lane, Bowling Green, Kentucky 42104.


                               General Information

         This solicitation of proxies by the Board of Directors is being conducted primarily by mail. The Company will bear the costs of the solicitation, which may include reimbursement paid to brokerage firms and others for their reasonable expenses in forwarding solicitation material for the Meeting to beneficial owners. Certain officers, directors, and regular employees of the Company may also solicit proxies on behalf of the Board of Directors by means of telephone calls, personal interviews, and mail at no additional expense to the Company.

         All shareholders who do not expect to attend the Meeting are urged to complete, date, sign, and return the accompanying form of Proxy in the return envelope enclosed for that purpose.

                           APPENDIX TO PROXY STATEMENT
                               FORM OF PROXY CARD

                                     (Front)

PROXY

                           CITIZENS FIRST CORPORATION
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   FOR SHAREHOLDERS MEETING ON APRIL 19, 2001

         The undersigned hereby appoints Charles Hardcastle and Kim Harmon, and each or either of them, as true and lawful agents and proxies, with full power of substitution in each, to represent the undersigned in all matters coming before the 2001 Annual Meeting of Shareholders of Citizens Financial Corporation to be held at the Carroll Knicely Institute for Economic Development and Public Service-South Campus, 2355 Nashville Road, Bowling Green, Kentucky on Thursday, April 19, 2001 at 5:00 p.m. local time, and any adjournments thereof, and to vote all shares owned of record by the undersigned as follows:

1. AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK TO 2,000,000

                  [ ] FOR           [ ] AGAINST               [ ] ABSTAIN

2.       ELECTION OF DIRECTORS
                  Nominees:  Billy J. Bell, James H. Lucas, Joe B. Natcher, Jr..

                  [ ] VOTE FOR all nominees listed above, except vote withheld from the following nominees (if any):

         ----------------------------------------------------------------------

                  OR

                  [ ] VOTE WITHHELD from all nominees listed above.

3. RATIFICATION OF APPOINTMENT OF BAIRD, KURTZ & DOBSON AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS

                  [ ] FOR           [ ] AGAINST               [ ] ABSTAIN

4.       OTHER MATTERS

         In their discretion, to vote with respect to any other matters that may come before the Meeting or any adjournments thereof, including matters incident to its conduct.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED ABOVE BY THE SHAREHOLDER. TO THE EXTENT CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED FOR THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION, THE NOMINEES LISTED IN ITEM 2 WITH THE DISCRETIONARY AUTHORITY SET FORTH IN THE ACCOMPANYING PROXY STATEMENT AND FOR THE APPOINTMENT OF BAIRD, KURTZ & DOBSON AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

                                      PLEASE DATE AND SIGN ON THE REVERSE SIDE

                                                       (Back)


                                                    Dated:_______________, 2001
PLEASE SIGN EXACTLY AS
NAME APPEARS BELOW                               ______________________Signature

                                                 ______________________Signature

                         (JOINT OWNERS SHOULD EACH SIGN.
                          ATTORNEYS-IN-FACT, EXECUTORS,
                           ADMINISTRATORS, CUSTODIANS,
                        PARTNERS, OR CORPORATION OFFICERS
                            SHOULD GIVE FULL TITLE).


                    PLEASE DATE, SIGN, AND RETURN THIS PROXY
                       IN THE ENCLOSED ENVELOPE PROMPTLY.
                        NO POSTAGE IS NECESSARY IF MAILED
                              IN THE UNITED STATES.